UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

Vineyard National Bancorp
(Exact name of registrant as specified in its charter)

California	33-0309110
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-20862

4000 Barranca Parkway, Suite 250
Irvine, California 92604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 262-3270

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously disclosed, on July 21, 2009 (the “Petition Date”), Vineyard National Bancorp (the “Company”) filed a voluntary petition to liquidate its assets under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court, Central District of California, Riverside Division (the “Bankruptcy Court”), Case No. 09-26401-RN (the “Chapter 11 Case”).  In light of the Company’s diminished financial resources and limited operating personnel, the Company expects that it will be unable for the foreseeable future to continue filing periodic reports complying with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), without unreasonable effort and expense because:

(i) it has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”) for the reasons described in the Notification of Late Filing for the 2008 Form 10-K filed with the Securities Exchange Commission (“SEC”) on April 1, 2009;

(ii) it has not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (“March 2009 Form 10-Q”) for the reasons described in the Notification of Late Filing for the March 2009 Form 10-Q filed with the SEC on May 18, 2009;

(iii) it has not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (“June 2009 Form 10-Q”) for the reasons described in the Notification of Late Filing for the June 2009 Form 10-Q filed with the SEC on August 17, 2009;

(iv) the Company’s independent external auditors are unable to complete the year-end audit of the Company’s consolidated financial statements to enable the preparation of unaudited interim financial statements for subsequent quarterly periods; and

(iv) the Company lacks the available resources, qualified personnel and necessary records needed to complete such financial statements and filing of such periodic reports with the SEC.

As a result, during the period in which the Company is unable to file reports which comply with the requirements of the Exchange Act, the Company intends in lieu thereof to file copies of the monthly operating reports (each, a “Report”) which are required to be submitted to the Office of the United States Trustee (“OUST”) under cover of Current Reports on Form 8-K.

On August 17, the Company filed its unaudited Report for the period July 21, 2009 through July 31, 2009 with the OUST as required by the OUST Guidelines.  A copy of the Report is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The Report is limited in scope, covers a time period which is shorter or otherwise different from that which is required for reports filed pursuant to the Exchange Act, and has been prepared solely for the purpose of complying with reporting requirements of the Guidelines of the OUST, the Bankruptcy Court, and the Bankruptcy Code, 11 U.S.C. §§ 101 -1532 and does not therefore comply with the requirements of the Exchange Act.  The financial information contained in the Report is preliminary and unaudited and does not purport to show the financial statements of the Company in accordance with generally accepted accounting principals in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP.  The Company cautions readers not to place undue reliance on the Report.  The Report (i) may be subject to revision, (ii) is in a format required by the Bankruptcy Court, the OUST, and the Bankruptcy Code and should not be used for investment purposes, and (iii) should not be viewed as indicative of future results.  Based upon the amount of the Company’s assets and liabilities at the Petition Date, it is believed that the Company’s equity securities will have no value and that any Chapter 11 plan approved by the Bankruptcy Court will not include distributions to the Company’s shareholders of cash or property of value.

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Registrant believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Registrant assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

The Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements and other documents filed with the Securities and Exchange Commission shall not incorporate the Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Monthly Operating Report for the period July 21, 2009 to July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vineyard National Bancorp
(Registrant)

Dated: August 19, 2008	By:	/s/ James G. LeSieur III
	Name:	James G. LeSieur III
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Monthly Operating Report for the period July 21, 2009 to July 31, 2009.